UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2016, we issued a press release announcing our results for the three months ended June 30, 2016.  The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our second quarter 2016 results on Wednesday, July 27, 2016 at 11 a.m. Eastern Time.

Call-in number for U.S. participants:	(888) 713 - 4218
International participants:	(617) 213 - 4870
Passcode:	478 152 79#

The conference call will be available via webcast and can be accessed from the investor relations page of our website at http://www.huntsman.com.

The conference call will be available for replay beginning July 27, 2016 and ending August 3, 2016. The call-in numbers for the replay are as follows:

Within the U.S.:	(888) 286 - 8010
International participants:	(617) 801 - 6888
Replay code:	27138577

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations page of our website at http://www.huntsman.com.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

99.1	Press Release dated July 27, 2016 regarding second quarter 2016 earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ KURT D. OGDEN
Vice President, Investor Relations and Finance

Dated: July 27, 2016

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Press Release dated July 27, 2016 regarding second quarter 2016 earnings